UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 30, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             Termination of a Material Definitive Agreement

(1)                                  Effective March 30, 2010, VIVUS, Inc., or the Company, notified FemPharm Pty Ltd. (a wholly owned subsidiary of Acrux Limited), or Acrux, of its election to terminate the Testosterone Development and Commercialization Agreement dated February 12, 2004, or the Testosterone Agreement.

(2)                                  Pursuant to the terms of the Testosterone Agreement, the Company licensed the U.S. rights to Luramist™ (Testosterone MDTS) the Company’s transdermal investigational product candidate being developed for the treatment of Hypoactive Sexual Desire Disorder, or HSDD, the persistent or recurrent lack of interest in sexual activity resulting in personal distress in women.

(3)                                  As the result of the significant long-term safety requirements for the approval of testosterone products in women, including Luramist™ for the treatment of HSDD, the Company believes there is no financial or business justification for continuing the Testosterone Agreement.

(4)                                  The Company does not expect to incur material termination penalties as a result of the termination of the Testosterone Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Federal securities laws and is subject to safe harbors created therein.  These forward-looking statements include, but are not limited to, those regarding (i) the Company’s expectations regarding the safety requirements for the approval of Luramist™ and (ii) the Company’s beliefs regarding the financial and business justifications for continuing or not continuing the Testosterone Agreement.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.  These risks and uncertainties include, among others: the ability to effect the termination of the Testosterone Agreement on a timely basis; possible fluctuations in the regulatory environment for the approval of testosterone products in women; risks associated with the development generally of the Company’s overall strategic objectives and the other risks set forth in the Company’s most recently filed Form 10-K for the year ended December 31, 2009 and periodic reports filed with the Securities and Exchange Commission.  The Company undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry Vice President and Chief Accounting Officer

Date:  March 31, 2010